UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 4, 2009

SILICON LABORATORIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29823	74-2793174
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

400 West Cesar Chavez, Austin, TX		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 416-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K filed by Silicon Laboratories Inc. on February 4, 2009 (the "Original Report") is being filed solely for the purpose of correcting a typographical error that appears on page 5 of exhibit 99 of the Original Report.  For the three months ended January 3, 2009, cost of revenues was $39,252,000, rather than $33,252,000 as reported in our Original Report.

Item 2.02. Results of Operations and Financial Condition

On February 4, 2009, Silicon Laboratories Inc. (“Silicon Laboratories”) issued a press release describing its results of operations for its fiscal quarter and year ended January 3, 2009.  A copy of the press release is attached as Exhibit 99 to this report.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99  Press Release of Silicon Laboratories Inc. dated February 4, 2009.

Use of Non-GAAP Financial Information

From time to time, Silicon Laboratories provides certain non-GAAP financial measures as additional information relating to its operating results.  The non-GAAP financial measurements provided in the press release furnished herewith do not replace the presentation of Silicon Laboratories’ GAAP financial results. These additional measurements merely provide supplemental information to assist investors in analyzing Silicon Laboratories’ financial position and results of operations; however, these measures are not in accordance with, or an alternative to, GAAP and may be different from non-GAAP measures used by other companies. Silicon Laboratories has chosen to provide this information to investors because it believes that such supplemental information enables them to perform meaningful comparisons of past, present and future operating results, and as a means to highlight the results of core ongoing operations.

Pursuant to the requirements of Regulation G, we have provided in the press release furnished with this report a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.  The information contained therein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Silicon Laboratories, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON LABORATORIES INC.

February 4, 2009	/s/ Paul V. Walsh, Jr.
Date	Paul V. Walsh, Jr. Vice President of Finance (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99	Press release dated February 4, 2009 of the Registrant